                              SECURITY AGREEMENT
                              ------------------


     THIS SECURITY AGREEMENT ("Agreement") dated as of June 4, 1999, is by and
                               ---------
between CAIS, INC., a Virginia corporation ("Debtor") whose address is 1255
                                             ------
22nd Street, N.W., Fourth Floor, Washington, D.C. 20037 and whose Tax I.D. No. is 52-1974158, and NORTEL NETWORKS INC., a Delaware corporation ("Secured
                                                                  -------
Party"), as Administrative Agent for the "Lenders", as that term is defined
-----
below, whose address is 2221 Lakeside Blvd., Richardson, Texas 75082.

                         R E C I T A L S:
                         ---------------

     A. Debtor entered into that certain Credit Agreement, concurrently herewith, with the lenders party thereto (each individually a "Lender" and
                                                               ------
collectively, the "Lenders") and Secured Party (such Agreement as it may be
                   -------
amended, renewed, extended, restated, replaced, substituted, supplemented, or otherwise modified from time to time is referred to herein as the "Credit
                                                                   ------
Agreement").
---------

     B. The execution and delivery of this Agreement is required by the terms of the Credit Agreement and is a condition to the availability of the Loans to Debtor pursuant to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans under the Credit Agreement, the parties hereto hereby agree as follows:



                            ARTICLE 1

                           Definitions
                           -----------

     Section 1.1    Definitions.  As used in this Agreement, the following
                    ------------
terms have the following meanings:

            "Collateral" has the meaning specified in Section 2.1.
             ----------                               ------------

            "Document" means any "document," as such term is defined in
             --------
Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

            "Governmental Authority" means any nation or government, any
             ----------------------
      state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Master Purchase Agreement" means the certain Global Purchase
             -------------------------
Agreement dated as of April 1, 1999, by and between the Debtor and Nortel Networks, as amended, supplemented or restated from time to time.

            "Nortel Networks" means Nortel Networks Inc., a Delaware
                ---------------
corporation.

            "Nortel Networks Equipment" means all equipment sold to Debtor
             -------------------------
pursuant to the Master Purchase Agreement and financed pursuant to the Credit Agreement, including, without limitation, the optical equipment, switches, access nodes and related software.

            "Obligations" means the "Obligations", as such term is defined
             -----------
in the Credit Agreement, and the obligations, indebtedness and liabilities of Debtor under this Agreement and any other Loan Document to which Debtor may be a party.

            "Person" means any individual, corporation, trust, association,
             ------
company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

            "Proceeds" means any "proceeds," as such term is defined in
             --------
Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Service Agreement" means any service agreement, license agreement
             -----------------
or other agreement, including, without limitation, the Hilton Contact and the Hammons Contract, relating to any hotel property, multiple dwelling unit property or other property at which Nortel Networks Equipment is utilized by Debtor to operate an OverVoice System and/or to provide internet services.

            "Service Agreement Revenues" means the revenues, payments,
             --------------------------
      accounts receivable, proceeds, monies or other amounts received by or payable to Debtor under any Service Agreement.

            "Software" means any and all software sold or licensed by Nortel
             --------
Networks to the Debtor, including, without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

            "UCC" means the Uniform Commercial Code as in effect in the State of
             ---
New York; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

       Section 1.2    Other Definitional Provisions.  Terms used herein that
                      -----------------------------
are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.


                            ARTICLE 2

                        Security Interest
                        -----------------

     Section 2.1    Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), Debtor hereby pledges and assigns (as collateral) to Secured Party, and grants to Secured Party a continuing lien on and security interest in, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a) all Nortel Networks Equipment purchased under the Master Purchase Agreement, owned by Debtor and financed pursuant to the Credit Agreement, including any such equipment that becomes a fixture, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto;

          (b)  all Software;

          (c)  all Service Agreement Revenues; and

          (d) all cash and non-cash Proceeds and products of any of the foregoing.

                            ARTICLE 3

                  Representations and Warranties
                  ------------------------------

     To induce Secured Party and the Lenders to enter into this Agreement and the other Loan Documents, Debtor represents and warrants that:

     Section 3.1    Title.  Debtor is, and with respect to Collateral acquired
                    ------
after the date hereof Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for Permitted Liens and Liens in favor of Secured Party.

     Section 3.2    Financing Statements.  No financing statement, security
                    --------------------
agreement or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Liens. Except as otherwise disclosed on Schedule 1 hereto, Debtor does not do business and has not done business within the past five (5) years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

     Section 3.3    Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

     Section 3.4    Location of Collateral.  All Collateral of Debtor is
                    ----------------------
located in the United States at the places specified on the order forms or schedules to the Master Purchase Agreement. If any location where Collateral is to be located is leased by Debtor, the name and address of the landlord leasing such location shall be specified in connection with the order of such Collateral pursuant to the Master Purchase Agreement. Debtor has exclusive possession and control of its Collateral.

     Section 3.5    Perfection.  Upon the filing of Uniform Commercial Code
                    ----------
financing statements in the jurisdictions listed on Schedule 2, the security interest in favor of Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Liens except for those (if any) which constitute Permitted Liens.


                            ARTICLE 4

                            Covenants
                            ---------

     Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full, the obligations of Secured Party under the Loan Documents and all Commitments of the Lenders have expired or have been terminated:

     Section 4.1    Encumbrances.  Debtor shall not create, permit or suffer
                    ------------
to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for Permitted Liens, and shall defend Debtor's rights in the Collateral and Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

     Section 4.2    Disposition of Collateral.  Except as expressly permitted
                    -------------------------
by the terms of the Credit Agreement, Debtor shall not sell, lease, assign by operation of law or otherwise, transfer or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of Secured Party.

     Section 4.3    Further Assurances.  At any time and from time to time,
                    ------------------
upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Except as otherwise expressly permitted by the terms of the Credit Agreement relating to disposition of assets and except for Permitted Liens, Debtor agrees to defend the title to the Collateral and the Lien thereon of Secured Party against the claim of any other Person and to maintain and preserve such Lien. Without limiting the generality of the foregoing, Debtor shall, subject to the terms of the Credit Agreement (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time reasonably require;
(b) deliver and pledge to Secured Party all Documents (including, without limitation, all documents of title) evidencing the Collateral (except for certificates of title covering vehicles) and cause Secured Party to be named as lienholder on all such Documents; and (c) execute and deliver to Secured Party such other agreements, documents and instruments as Secured Party may require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents. Debtor authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.4    Insurance.  Debtor shall maintain insurance in the types
                    ---------
and amounts, and under the terms and conditions, specified in Section 8.5 of the Credit Agreement. Recoveries under any such policy of insurance shall be paid as provided in the Credit Agreement.

     Section 4.5    Bailees.  If any of the Collateral is at any time in the
                    -------
possession or control of any warehouseman, bailee or any of Debtor's agents or processors, Debtor shall, at the request of Secured Party, notify such warehouseman, bailee, agent or processor of the security interest created hereunder and shall instruct such Person to hold such Collateral for Secured Party's account subject to Secured Party's instructions.

     Section 4.6    Inspection Rights.  Debtor shall permit Secured Party and
                    -----------------
its representatives and agents, during normal business hours and upon reasonable notice to the Debtor, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants, which items shall be at the expense of the Secured Party unless an Event of Default has occurred and is continuing. The Debtor will authorize its accountants in writing (with a copy to the Secured Party) to comply with this Section 4.6. The Secured Party or its representatives may conduct field exams at any time and from time to time for such purposes as the Secured Party may reasonably request; provided, that such field exams shall be conducted not more than once yearly and shall be at the expense of the Secured Party, unless an Event of Default has occurred and is continuing in which case such field exams may be conducted at any time and from time to time as shall be reasonable and shall be at the expense of the Debtor.

     Section 4.7    Corporate Changes.  Debtor shall not change its name,
                    -----------------
identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to protect its Liens and the perfection and priority thereof. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or appropriate by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.8    Books and Records; Information.  Debtor shall keep
                    -------------------------------
accurate and complete books and records of the Collateral and Debtor's business and financial condition in accordance with GAAP. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information required by the Credit Agreement regarding the Collateral and Debtor as Secured Party may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

     Section 4.9    Collateral.
                    -----------
               (a) Debtor shall keep the Collateral at the locations specified in Section 3.4 hereto or at such other places within the U.S. where all action required to perfect Secured Party's security interest in the Collateral with the priority required by this Agreement shall have been taken; provided that if any Collateral is being relocated to any jurisdiction where the security interest of Secured Party under this Agreement has not been previously perfected, then in such case Debtor shall deliver prompt (and in any event within not less than thirty (30) days) notice thereof to Secured Party.

               (b) Debtor shall maintain the Collateral in good condition and repair (ordinary wear and tear of the Collateral excepted). Debtor shall not permit any waste or destruction of the Collateral. Debtor shall not permit the Collateral to be used in violation of any law, rule or regulation or the material terms of any policy of insurance. Debtor shall not use or permit any of the Collateral to be used in any manner or for any purpose other than in the ordinary course of business that would impair its value or expose it to unusual risk.

               (c) Within forty-five (45) days of the end of each of Debtor's fiscal quarters, Debtor shall provide Secured Party with a report setting forth in reasonable detail any change during such preceding fiscal quarter of the location of any Collateral.

      Section 4.10   Warehouse Receipts Non-Negotiable.  Debtor agrees that if
                     ----------------------------------
any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.

     Section 4.11   Notification.  Debtor shall promptly notify Secured Party
                    ------------
of (a) any Lien, encumbrance or claim (other than Permitted Liens) that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to (i) Lien priority and (ii) default under the terms of any service agreement, license agreement or other agreement relating to Service Agreement Revenues) that could have a Material Adverse Effect on the Collateral or the security interest created hereunder.

     Section 4.12   Transfers and Other Liens.  Except as may be expressly
                    --------------------------
permitted by the terms of the Credit Agreement, Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby.

     Section 4.13   Possession; Reasonable Care.  Following the occurrence and
                    ----------------------------
during the continuation of an Event of Default, Secured Party shall be entitled to take possession of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     Section 4.14 Maintenance of Certain Contracts. Debtor shall use its commercially reasonable efforts to preserve and maintain the existence of all service agreements, license agreements or other agreements relating to the Service Agreement Revenues.

     Section 4.15 Collection of Service Agreement Revenues. Debtor shall promptly collect all amounts due or to become due to Debtor under all service agreements, license agreements or other agreements relating to the Service Agreement Revenues.


                            ARTICLE 5

                     Rights of Secured Party

     Section 5.1    Power of Attorney.  Debtor hereby irrevocably constitutes
                    -----------------
and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take after the occurrence and during the continuance of an Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of Debtor:

               (a) to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;


               (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

               (c) (i) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (ii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iii) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (v) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vi) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; (vii) to add or release any guarantor, indorser, surety or other party to any of the Collateral;
      (viii) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (ix) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including, without limitation, claims under any policy of insurance); and (x) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain or realize upon the Collateral and Secured Party's security interest therein. This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with its terms. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this

      Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except for gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

     Section 5.2    Set-off.  Each of Secured Party and the Lenders shall,
                    --------
after an Event of Default, have the right to set-off and apply against the Obligations, at any time and without notice to Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from any of Secured Party or the Lenders to Debtor whether or not the Obligations are then due. The rights and remedies of Secured Party and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) that Secured Party and the Lenders may have.

     Section 5.3 Assignment by Secured Party. In accordance with the provisions of the Credit Agreement, any of Secured Party and the Lenders may at any time assign or otherwise transfer all or any portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations), in connection with an assignment of the Obligations, to any other Person, and such other Person shall thereupon become vested with all the benefits thereof granted to Secured Party and the Lenders, respectively, herein or otherwise.

     Section 5.4 Performance by Secured Party. If Debtor shall fail to perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtor. In such event, Debtor shall, at the request of Secured Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.


                            ARTICLE 6

                             Default

     Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies with respect to the Collateral (subject to Section 6.3):
                                           -----------

               (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

               (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

               (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

               (d) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

               (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.


                            ARTICLE 7

                          Miscellaneous

     Section 7.1    No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2    Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors and permitted assigns, except that Debtor may not assign any of its rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of Secured Party.

     Section 7.3    Entire Agreement; Amendment.  THIS AGREEMENT EMBODIES THE
                    ---------------------------
FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 7.4    Notices.  All notices and other communications provided
                    -------
for in this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section 7.4. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a mailed notice, three (3) Business Days after deposit in the mails, in each case given or addressed as aforesaid; provided, however, that notices to Secured Party shall be deemed given when received by Secured Party.

     Section 7.5    Governing Law; Submission to Jurisdiction; Service of
                    -----------------------------------------------------

Process.  EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN THE CREDIT
-------
AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. DEBTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (3) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND
(4) ANY TEXAS STATE COURT SITTING IN DALLAS, COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO DEBTOR AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 7.6    Headings.  The headings, captions and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7    Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 7.8    Counterparts.  This Agreement may be executed in any
                    ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.9    Waiver of Bond.  In the event Secured Party seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.10   Severability.  Any provision of this Agreement which is
                    ------------
determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.11   Construction.  Debtor and Secured Party acknowledge that
                    ------------
each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.


     Section 7.12   Termination.  If all of the Obligations shall have been
                    -----------
paid and performed in full and all Commitments of the Lenders shall have expired or terminated, Secured Party shall, upon the written request of Debtor, promptly execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.13   Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.













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

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                   DEBTOR:

                                   CAIS, INC.


                                       By:  /s/ Ulysses G. Auger, II
                                        Name:     Ulysses G. Auger, II
                                        Title:    Chief Executive Officer

                                   Address for Notices:
                                   -------------------
                                   1255 22nd Street, N.W.
                                   Fourth Floor
                                   Washington, D.C. 20037
                                   Attention:
                                   Telecopy No.:    (202)
                                   Telephone No.:  (202)

                                 SECURED PARTY:
                                 -------------


                                   NORTEL NETWORKS INC.,
                                   as Administrative Agent


                                   By:   /s/ Michael W. McCorkle
                                         -----------------------
                                   Name:     Michael W. McCorkle
                                   Title:    Director, Customer Finance

                                   Address for Notices:
                                   Nortel Networks Inc.
                                   8 Federal Street
                                   Billerica, Massachusetts 01821
                                   Attention:     Vice President, Finance
                                                  Carrier Packet Solutions
                                   Telecopy No.:     (978) 916-4755
                                   Telephone No.:   (978) 916-1751


                                               and

                                   Nortel Networks Inc.
                                   GMS 991 04 B30
                                   2221 Lakeside Blvd.
                                   Richardson, Texas  75082-4399
                                   Attention:     Vice President,
                                             Customer Finance
                                                North America
                                   Telecopy No.:   (972) 684-3679
                                   Telephone No.: (972) 684-2271

                                               and

                                   Nortel Networks Inc.
                                   PO Box 833858
                                   Richardson, Texas 75083-3858
                                   Mail Stop 04D/02/A40
                                   Attention: Kimberly Poe, Loan
                                   Administration
                                   Telecopy No.: (972) 684-3808
                                   Telephone No.: (972) 684-7687

                             SCHEDULE 1
                             ----------

                       TRADE AND OTHER NAMES

     To be attached.

                             SCHEDULE 2
                             ----------

           UNIFORM COMMERCIAL CODE FINANCING STATEMENTS

     To be attached.